Exhibit 4.13

NUMBER 7204

SHARES

OCLARO, INC.

SHARES

COMMON STOCK

PAR VALUE $0.01

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE CANTON, M.A. PITTSBURGH, PA.

JERSEY CITY, NJ; NEW YORK, NY.

NEW COMMON

CUSIP/67555N/10/7

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 67555N 20 6

THIS CERTIFIES THAT

is the Owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

OCLARO, INC.

Transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

OCLARO, INC,

CORPORATE

SEAL

2004

DELAWARE

*

SECRETARY

PRESIDENT

The corporation will furnish without charge to each stockholdcr who so requests a copy of the full text of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the luce of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common UNIF GIFT MIN ACT Custodian

(cust)(Minors)

TEN ENT —as tenants by the entireties under Uniform Gifts to Minors

JTTEN — as joint tenants with right of

survivorship and not as tenants Act

in common (State)

Additional abbreviations may also he used though not in the above list.

For value received, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OF TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE. OF ASSIGNEE)

Shares of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:

NOTICE: THE S1GNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND

WITH THE NAME(S) AS WRITTEN UPON THE FACE OF

THE CERTIFICATE IN EVERY PARTICULAR. WITHOUT

ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.